Income Taxes (Details) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of pro forma effect
Book Income (loss)		$ (1,171,921)	$ 142,305
Stock Compensation - non-deductible		818,595
Taxable Income Loss		(353,326)	142,305
Rate		39.00%	39.00%
Tax Expense (benefit)		$ (137,797)	$ 55,499
Net Earnings (Loss) Per Share Basic and diluted		$ (0.93)	$ 0.09
Weighted Average Number of Shares Basic and diluted		1,113,701	1,016,800